UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2015 (June 8, 2015)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure

On June 8, 2015, SL Green Realty Corp. (the “Company”) posted on its website a document entitled “11 Madison Avenue — Investment Strategy” setting out certain information in relation to the Company’s recently announced acquisition of 11 Madison Avenue in New York City. This document is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information (including the Exhibit) being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.  This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01.                                        Other Events

Agreement to Acquire 11 Madison Avenue

On May 19, 2015, the Company announced that it had entered into a definitive agreement to acquire 11 Madison Avenue in New York City for $2.285 billion plus approximately $300 million in costs associated with lease stipulated improvements to the property. 11 Madison Avenue is a 29-story, 2.3 million square foot Class-A office property located in Midtown South. The transaction is expected to close in the third quarter of 2015, subject to customary closing conditions. There is no assurance that the conditions precedent contemplated in the agreement will be fulfilled or that the acquisition will be consummated.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

Exhibit No.	Description

99.1	Document entitled “11 Madison Avenue — Investment Strategy”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Treasurer

Date: June 8, 2015